UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska    68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2600

Date of fiscal year end:

9/30

Date of reporting period: 9/30/12

Item 1.  Reports to Stockholders.

The Guardian Fund

Annual Report

September 30, 2012

www.lacerteguardianfund.com

Investor Information: 1-877-738-9888

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The Guardian Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

LACERTE CAPITAL ADVISERS, LLC

Thursday, October 18, 2012

Guardian Fund Shareholders:

The Guardian Fund's performance for the fiscal year (ending September 30, 2012) was 6.67%.  This was achieved by investing in large capitalization securities and ETF’s.  Over this period the Fund also purchased put options on these positions in an attempt to protect against market pullbacks while using call strategies to help offset the cost of the puts..  While the strategy trailed the broader market (S&P 500 Total Return was 30.20% over the same period) we feel risk and volatility were greatly reduced by holding these put options.

The market continued to march higher throughout the period, with surprisingly few pullbacks.  We continue to believe this is a direct result of the Federal Reserve's policies to flood the market with stimulus.  So long as this line of policy continues, the natural free market forces will be distorted.

Looking forward, we see the November 6th Elections as a pivotal moment for the equity markets.  Whatever the outcome, there will be an amount of certainty introduced that has not been present over the past year.  We expect 2013 to be another strong year for equities, but foresee a number of events which could prove disruptive.

Feel free to contact me directly should you have any questions, 214-922-9211.

Warm regards,

Jeffrey Beamer

Portfolio Manager

Call Option:  An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity, or other instrument at a specified price within a specific time period
Put Option:  An option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. This is the opposite of a call option, which gives the holder the right to buy shares
S&P 500 Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

1918-NLD-11/27/2012

2811 McKinney Ave. Suite 206, Dallas, Texas 75204 214-922-9211

The Guardian Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2012

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance figures for the period ending September 30, 2012, compared to its benchmark:

Effective February 1, 2012 The Lacerte Guardian Fund changed its name to The Guardian Fund.

* Inception date is July 2, 2010.

** Inception date is February 28, 2007.

*** Reflects the actual fees and expenses that were charged when the Fund was a Partnership with the exception of performance fees. The predecessor partnership’s performance is only for the periods before the Fund’s registration statement was effective, which was October 1, 2009. Prior to October 1, 2009, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.50%.  The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  For performance information current to the most recent month-end, please call 1-877-738-9888.

The Guardian Fund

PORTFOLIO REVIEW (Continued)(Unaudited)

September 30, 2012

				Inception* –	Inception** –
	One Year	Three Year	Five Year	September 30, 2012	September 30, 2012
The Guardian Fund – Class A	6.40%	N/A	N/A	2.86%	N/A
The Guardian Fund – Class A with load	1.64%	N/A	N/A	1.74%	N/A
The Guardian Fund – Class I***	6.67%	0.29%	-0.90%	N/A	2.51%
S&P 500 Total Return Index	30.20%	13.20%	1.05%	18.96%	2.62%

Portfolio Composition

% of Net Assets
Exchange Traded Funds	70.59%
Common Stock	20.84%
Purchased Put Options	2.98%
Purchased Call Options	0.26%
Short-Term Investments	7.41%
Liabilities in Excess of Other Assets	-2.08%
100.00%

The Guardian Fund
PORTFOLIO OF INVESTMENTS
September 30, 2012
Shares/Contracts		Value
	COMMON STOCK - 20.84%
	CHEMICALS - 6.69%
1,400	CF Industries Holdings, Inc. * >	$ 311,136

	MINING - 4.85%
5,700	Freeport-McMoRan Copper & Gold, Inc. * >	225,606

	OIL & GAS - 4.30%
2,600	Continental Resources, Inc. * > ^	199,940

	OIL & GAS SERVICES - 5.00%
2,900	National Oilwell Varco, Inc. >	232,319

	TOTAL COMMON STOCK ( Cost - $969,019)	969,001

	EXCHANGE TRADED FUNDS - 70.59%
	EQUITY FUND - 70.59%
22,800	SPDR S&P 500 ETF Trust >	3,281,604
	TOTAL EXCHANGE TRADED FUNDS ( Cost - $3,336,447)	3,281,604

	PURCHASED CALL OPTIONS - 0.26% **
26	Continental Resources, Inc.
	Expiration November 2012, Exercise Price $75.00 ^	11,362
26	Continental Resources, Inc.
	Expiration November 2012, Exercise Price $95.00 ^	520
	TOTAL PURCHASED CALL OPTIONS ( Cost - $11,979)	11,882

	PURCHASED PUT OPTIONS - 2.98% **
14	CF Industries Holdings, Inc.
	Expiration October 2012, Exercise Price $200.00 ^	980
26	Continental Resources, Inc.
	Expiration October 2012, Exercise Price $70.00 ^	1,560
57	Freeport-McMoRan Copper & Gold, Inc.
	Expiration October 2012, Exercise Price $37.00 ^	3,135
29	National Oilwell Varco, Inc.
	Expiration October 2012, Exercise Price $77.50 ^	2,958
60	S & P 500 Index
	Expiration October 2012, Exercise Price $1,340.00 ^	12,300
60	S & P 500 Index
	Expiration October 2012, Exercise Price $1,440.00 ^	105,600
228	SPDR S&P 500 ETF Trust
	Expiration October 2012, Exercise Price $139.00 ^	11,856
	TOTAL PURCHASED PUT OPTIONS ( Cost - $166,468)	138,389

The accompanying notes are an integral part of these financial statements.
The Guardian Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2012
Shares/Contracts		Value
	SHORT-TERM INVESTMENTS - 7.41%
	MONEY MARKET FUND - 7.41%
344,496	Fidelity Institutional Money Market Funds -
	Money Market Portfolio - Class I, 0.16% +	$ 344,496
	TOTAL SHORT-TERM INVESTMENTS ( Cost - $344,496)	344,496

	TOTAL INVESTMENTS - 102.08% ( Cost - $4,828,409) (a)	$ 4,745,372
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.08) %	(96,662)
	NET ASSETS - 100.00%	$ 4,648,710

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes, including options written, is $4,784,661 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$ 9,638
	Unrealized depreciation	(127,667)
	Net unrealized depreciation	$ (118,029)

Contracts		Value
	CALL OPTIONS WRITTEN - **
14	CF Industries Holdings, Inc.
	Expiration October 2012, Exercise Price $230.00 ^	$ 3,206
52	Continental Resources, Inc.
	Expiration November 2012, Exercise Price $85.00 ^	8,580
57	Freeport-McMoran Copper & Gold, Inc.
	Expiration October 2012, Exercise Price $43.00 ^	1,254
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $12,691)	$ 13,040

	PUT OPTIONS WRITTEN - **
60	S & P 500 Index
	Expiration October 2012, Exercise Price $1,380.00 ^	$ 26,100
60	S & P 500 Index
	Expiration October 2012, Exercise Price $1,400.00 ^	39,600
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $71,335)	$ 65,700

* Subject to written call option.
> Security is pledged as collateral for options written.
** Each option contract allows the holder of the option to purchase 100 shares of the underlying security.
^ Non-income producing.
+ Money Market Fund; interest rate reflects seven-day effective yield on September 30, 2012.

The accompanying notes are an integral part of these financial statements.

The Guardian Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

Assets:
Investments in Securities at Value (Identified cost $4,828,409)	$ 4,745,372
Deposits with Broker	26,692
Dividends and Interest Receivable	348
Receivable for Option Contracts Written	5,725
Prepaid Expenses and Other Assets	12,511
Total Assets	4,790,648

Liabilities:
Payable for Option Contracts Purchased	11,979
Options Written, at Value (Premiums Received $84,026)	78,740
Accrued Advisory Fees	3,530
Payable to Other Affiliates	22,710
Accrued Distribution Fees	282
Other Accrued Expenses	24,697
Total Liabilities	141,938

Net Assets	$ 4,648,710

Net Asset Value Per Share:
Class I Shares:
Net Assets	$ 3,983,569
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	287,592
Net Asset Value (Net Assets/Shares Outstanding), Offering Price
and Redemption Price Per Share*	$ 13.85
Class A Shares:
Net Assets	$ 665,141
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	48,301
Net Asset Value (Net Assets/Shares Outstanding) and
Redemption Price Per Share*	$ 13.77
Maximum Offering Price Per Share (Maximum Sales Charge of 4.50%)	$ 14.42

Composition of Net Assets:
At September 30, 2012, Net Assets consisted of:
Paid-in-Capital	$ 5,110,142
Accumulated Net Investment Loss	(98,171)
Accumulated Net Realized Loss from Investments	(285,510)
Net Unrealized Appreciation (Depreciation) on:
Investments	(54,861)
Purchased Options	(28,176)
Written Options	5,286
Net Assets	$ 4,648,710
___________
* The Fund charges a fee of 2.00% on redemptions of shares held for less than 30 days.

The accompanying notes are an integral part of these financial statements.

The Guardian Fund
STATEMENT OF OPERATIONS
September 30, 2012

Investment Income:
Dividend Income	$ 93,658
Interest Income	361
Total Investment Income	94,019

Expenses:
Investment Advisory Fees	108,969
Performance Fees	(86,622)
Transfer Agent Fees	41,113
Administration Fees	36,344
Fund Accounting Fees	30,399
Chief Compliance Officer Fees	16,046
Audit Fee	16,046
Registration & Filing Fees	9,665
Legal Fees	9,497
Brokerage Fees	7,282
Custody Fees	6,222
Trustees' Fees	5,370
Printing Expense	4,603
Distribution Fees - Class A	2,618
Insurance Expense	921
Miscellaneous Expenses	1,334
Total Expenses	209,807

Net Investment Loss	(115,788)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	297,749
Purchased Options	(807,040)
Written Options	225,764
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,241,969
Purchased Options	(128,578)
Written Options	(168,391)
Net Realized and Unrealized Gain on Investments	661,473

Net Increase in Net Assets Resulting From Operations	$ 545,685

The accompanying notes are an integral part of these financial statements.

The Guardian Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	September 30, 2012	September 30, 2011

Operations:
Net Investment Loss	$ (115,788)	$ (3,848)
Net Realized Gain (Loss) on Investments, Purchased Options
and Written Options	(283,527)	1,343,759
Net Change in Unrealized Appreciation (Depreciation) on
Investments, Purchased Options and Written Options	945,000	(1,100,429)
Net Increase in Net Assets
Resulting From Operations	545,685	239,482

Distributions to Shareholders From:
Net Realized Capital Gains
Class I ($3.08 and $0.10 per share, respectively)	(1,089,635)	(60,559)
Class A ($3.08 and $0.10 per share, respectively)	(237,521)	-
Net Return of Capital
Class I ($0.17 and $0.00 per share, respectively)	(61,712)	-
Class A ($0.17 and $0.00 per share, respectively)	(13,452)	-
Total Distributions to Shareholders	(1,402,320)	(60,559)

Capital Share Transactions:
Class I Shares:
Proceeds from Shares Issued (16,075 and 116,795 shares)	270,000	2,026,488
Distributions Reinvested (76,668 and 2,563 shares, respectively)	1,051,879	43,552
Cost of Shares Redeemed (210,610 and 1,067,427 shares)	(3,142,634)	(18,827,439)
Redemption Fee Proceeds	58	79
Total Class I Shares	(1,820,697)	(16,757,320)

Class A Shares:
Proceeds from Shares Issued (0 and 88,484 shares)	-	1,560,256
Distributions Reinvested (9,553 and 278 shares, respectively)	130,590	4,728
Cost of Shares Redeemed (58,629 and 4,629 shares)	(877,462)	(79,900)
Redemption Fee Proceeds	15	27
Total Class A Shares	(746,857)	1,485,111

Total From Shares of Beneficial Interest Transactions	(2,567,554)	(15,272,209)

Decrease in Net Assets	(3,424,189)	(15,093,286)

Net Assets:
Beginning of Year	8,072,899	23,166,185
End of Year	$ 4,648,710	$ 8,072,899

Accumulated Net Investment Loss at End of Year	$ (98,171)	$ -

The accompanying notes are an integral part of these financial statements.

The Guardian Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class I
	For the Year	For the Year		For the Year
	Ended	Ended		Ended
	September 30, 2012	September 30, 2011		September 30, 2010*

Net Asset Value, Beginning of Year	$ 16.06	$ 16.95		$ 17.08
Increase (Decrease) From Operations:
Net investment income (loss) (a)	(0.27)	0.00	(e)	(0.20)
Net gain (loss) from securities
(both realized and unrealized)	1.31	(0.79)	(c)	0.07	(c)
Total from operations	1.04	(0.79)		(0.13)

Less Distributions:
From net realized gains	(3.08)	(0.10)		-
From return of capital	(0.17)	-		-
Total Distributions	(3.25)	(0.10)		-

Redemption Fees (e)	0.00	0.00		0.00
Net Asset Value, End of Year	$ 13.85	$ 16.06		$ 16.95

Total Return (b)	6.67%	(4.70)%		(0.76)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 3,984	$ 6,513		$ 22,941
Ratio to average net assets:
Expenses, Gross (d)	3.34%	1.93%		2.65%
Expenses, Net of Reimbursement (d)	3.34%	1.77%		2.49%
Net investment loss, Gross (d)(f)	(1.82)%	(0.18)%		(1.34)%
Net investment loss,
Net of Reimbursement (d)(f)	(1.82)%	(0.01)%		(1.17)%
Portfolio turnover rate	82%	86%		208%

__________
*Class I commenced operations on October 1, 2009.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower for the years ended September 30, 2011 and September 30, 2010.
(c)	The amount of net gain (loss) from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares during the period.
(d)	Does not reflect the expenses of the underlying funds in which the Fund invests.
(e) Less than $0.01 per share.
(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

The Guardian Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

		Class A
		For the Year		For the Year		For the Period
		Ended		Ended		Ended
		September 30, 2012		September 30, 2011		September 30, 2010*

Net Asset Value, Beginning of Period		$ 16.02		$ 16.97		$ 16.09
	Increase (Decrease) From Operations:
	Net investment loss (a)	(0.31)		(0.04)		(0.13)
	Net gain (loss) from securities
	(both realized and unrealized)	1.31		(0.81)	(e)	1.01	(e)
	Total from operations	1.00		(0.85)		0.88

	Less Distributions:
	From net realized gains	(3.08)		(0.10)		-
	From return of capital	(0.17)		-		-
	Total Distributions	(3.25)		(0.10)		-

	Redemption Fees	0.00	(g)	0.00	(g)	-
Net Asset Value, End of Period		$ 13.77		$ 16.02		$ 16.97

Total Return (b)		6.40%		(5.05)%		5.47%	(d)

Ratios/Supplemental Data
	Net assets, end of period (in 000's)	$ 665		$ 1,560		$ 225
	Ratio to average net assets:
	Expenses, Gross (f)	3.58%		2.40%		3.23%	(c)
	Expenses, Net of Reimbursement (f)	3.58%		2.35%		2.75%	(c)
	Net investment loss, Gross (f)(h)	(2.07)%		(0.28)%		(3.18)%	(c)
	Net investment loss,
	Net of Reimbursement (f)(h)	(2.07)%		(0.23)%		(2.70)%	(c)
	Portfolio turnover rate	82%		86%		208%	(d)

__________
*Class A commenced operations on July 2, 2010.
(a)	Per share amounts are calculated using the average shares method, which more appropriately
	presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, applicable
	sales charges and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses,
	total returns would have been lower for the years ended September 30, 2011 and September 30, 2010.
(c)	Annualized.
(d)	Not annualized.
(e)	The amount of net gain (loss) from securities (both realized and unrealized) per share does not accord
	with the amounts reported in the Statement of Operations due to the timing of purchases and
	redemptions of Fund shares during the period.
(f)	Does not reflect the expenses of the underlying funds in which the Fund invests.
(g)	Less than $0.01 per share.
(h)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the
	underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

The Guardian Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

1.

ORGANIZATION

The Guardian Fund (the “Fund”), formerly known as The Lacerate Guardian Fund, is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company.  The investment objective of the Fund is to seek capital appreciation.

The Guardian Fund was organized originally as a limited partnership in February 2007.  Effective as of the close of business on September 30, 2009, the predecessor partnership was reorganized into a Delaware statutory trust as a registered investment company.  The Guardian Fund commenced operations on October 1, 2009 with a contribution of assets and liabilities, including securities-in-kind from the predecessor limited partnership.

The Fund currently offers Class I and Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 4.50%.  Class I shares are offered at net asset value.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.  All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Class I shares commenced operations on October 1, 2009.  Class A shares commenced operations on July 2, 2010.  For the period October 1, 2009 through January 28, 2010, the Fund offered Class R shares.  On January 29, 2010, Class R shares suspended sales and the Fund exchanged 22,334 shares of Class R (valued at $16.96) for 22,317 shares of Class I (valued at $16.97), pursuant to an action approved by the Board of Trustees.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Guardian Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$ 969,001	$ -	$ -	$ 969,001
Exchange Traded Funds	3,281,604	-	-	3,281,604
Purchased Call Options	11,882	-	-	11,882
Purchased Put Options	138,389	-	-	138,389
Short-Term Investments	344,496	-	-	344,496
Total	$ 4,745,372	$ -	$ -	$ 4,745,372

Liabilities*	Level 1	Level 2	Level 3	Total
Call Options Written	$ 13,040	$ -	$ -	$ 13,040
Put Options Written	65,700	-	-	65,700
Total	$ 78,740	$ -	$ -	$ 78,740

 The Fund did not hold any Level 3 securities during the year. There were no transfers between Level 1 &

Level 2 during the year.  It is the Fund’s policy to recognize transfers into or out of Level 1 & Level 2 at the end of the reporting year.

* Refer to the Portfolio of Investments for industry classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

The Guardian Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell (write) options to help hedge against risk.  When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As the writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.  During the year ended September 30, 2012, the Fund had net realized losses of $581,276 involving option transactions subject to equity price risk.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions

The Guardian Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the portfolio of investments.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2011) or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies its major tax jurisdictions at U.S. Federal and Nebraska State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Dividends from net investment income and distributions from net capital gains, if any, are declared and paid at least annually.  Dividends to shareholders from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.  Lacerte Capital Advisers, LLC serves as the Fund’s Investment Adviser (the “Adviser”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.75% of the average daily net assets of the Fund.  For the year ended September 30, 2012, the Adviser earned advisory fees of $108,969. The Fund also pays the Adviser a variable performance-based fee.  This fee is comprised of the annual base rate of 1.75% of average daily net assets (fulcrum fee), subject to a performance adjustment, in accordance with a rate schedule. The performance adjustment either increases or decreases the management fee, depending on how well the Fund has performed relative to the Standard and Poor's 500 Index ("S&P 500 Index") over a performance period.  The performance period is the most recent 12-month period (rolling 12-month period).

The Guardian Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

The management fee will be the fulcrum fee (i.e., there will be no performance adjustment) if the Fund’s performance is within positive or negative 2.00% (two percentage points) of the investment record of the S&P 500 Index over the performance period.  If the difference between the Fund’s performance and the investment record of the S&P 500 Index exceeds two percentage points, the fee will be adjusted either up or down 1.00%.  The maximum annualized performance adjustment rate is plus or minus 1.00% (which would result from a performance differential of 2 percentage points or more between the Fund’s performance and the investment record of the S&P 500 Index).  The rate calculated is applicable to the last month of the performance period and it is subject to recalculation for the following month.  The performance adjustment is calculated each day of the last month of the performance period by multiplying the applicable performance adjustment rate by the Fund’s average daily net assets over the performance period and dividing the result by the number of days in the year. During the first full 12 calendar months immediately following the effective date of the Fund's registration statement ("Initial Period"), the Adviser received only the fulcrum fee.

For purposes of comparing the Fund’s after-expenses performance to the investment record of the S&P 500 Index, the Fund's performance already reflects (i.e., is reduced by) any positive performance fee adjustments made during the performance period.  Thus, when the Fund outperforms the S&P 500 Index, shareholders will receive a total return that represents the full amount of the outperformance.  The performance adjustment rate will be no more than 1.00%.

Prior to February 1, 2011, the Adviser contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) so that the total annual operating expenses of the Fund did not exceed 2.50% and 2.75% of the Fund’s average daily net assets for Class I and Class A shares, respectively.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund is permitted to pay 0.25% per year of its average daily net assets of Class A shares for such distribution and shareholder service activities.  For the year ended September 30, 2012, the Class A shares incurred distribution fees of $2,618.

The Distributor acts as the Fund’s principal underwriter in a continuous offering of the Fund’s shares.  For the year ended September 30, 2012, the Distributor did not receive any underwriting commissions for sales of the Fund’s Class A shares.

Trustees - Effective April 1, 2012, with the approval of the Board, the Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. Previously, the Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. The Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

The Guardian Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2012 amounted to $4,789,906 and $9,550,930, respectively.

5.

OPTION CONTRACTS

During the year ended September 30, 2012, the Fund’s change in unrealized depreciation and realized loss on option contracts subject to equity price risk amounted to $296,969 and $581,276, respectively which serves as an indicator of the volume of derivative activity for the Fund during the period.

The number of option contracts written and the premiums received by the Fund during the year ended September 30, 2012 were as follows:

	Written Options
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	(660)	$ (204,037)
Options written	(3,248)	(460,909)
Options closed	2,626	421,316
Options exercised	303	36,364
Options expired	736	123,240
Options outstanding, end of year	(243)	$ (84,026)

6.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days.  For the year ended September 30, 2012, the Fund assessed $73 in redemption fees.

7.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

The Guardian Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized depreciation and accumulated net realized loss from investments is primarily attributable to the tax deferral of losses on wash sales and mark to market on open Section 1256 contracts and straddles.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $98,171.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses as follows:

Short-Term	Long-Term	Total
$ 227,954	$ -	$ 227,954

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund, including unlimited carryover on future capital losses.  At September 30, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$ 17,278	$ -	$ 17,278	No expiration

Permanent book and tax differences primarily attributable to the tax treatment of net operating losses and fund distributions, resulted in reclassification for the Fund for the period ended September 30, 2012 as follows:  a decrease in paid-in-capital of $17,617 and a decrease in accumulated net investment loss of $17,617.

8.

UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently seeks to achieve its investment objective by investing a portion of its assets in SPDR S&P 500 ETF Trust (the “Portfolio”), a registered open-end fund incorporated in the United States of America. The Fund may redeem its investment from the Portfolio at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.  The performance of the Fund may be directly affected by the performance of the Portfolio.  The annual report of SPDR S&P 500 ETF Trust, along with the report of the independent registered public accounting firm is included in the SPDR S&P 500 ETF Trust’s N-30D filing dated November 29, 2012, available at ‘www.sec.gov’.

As of September 30, 2012, the percentage of the Fund’s net assets invested in the Portfolio was 70.59%.

9.

NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (“IFRSs”).”  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

The Guardian Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

10.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Guardian Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of The Guardian Fund (formerly, The Lacerte Guardian Fund), a series of shares of beneficial interest of Northern Lights Fund Trust (the "Fund"), including the portfolio of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 29, 2012

The Guardian Fund

EXPENSE EXAMPLE (Unaudited)

September 30, 2012

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/12)	Ending Account Value (9/30/12)	Expenses Paid During the Period** (4/1/12 to 9/30/12)
Actual Class I Class A	$ 1,000.00 $ 1,000.00	$ 967.20 $ 965.60	$ 16.43 $ 17.64
Hypothetical (5% return before expenses) Class I Class A	$ 1,000.00 $ 1,000.00	$ 1,008.30 $ 1,007.05	$ 16.77 $ 18.01

**Expenses Paid During Period are equal to Fund’s annualized expense ratio of 3.34% for Class I and 3.59% for Class A, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

The Guardian Fund

Additional Information

September 30, 2012 (Unaudited)

Renewal of Advisory Agreement – The Guardian Fund formerly known as the Lacerte Guardian Fund *

In connection with a meeting held on June 20, 2012, (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between Lacerte Capital Advisors, LLC (“Lacerte” or the “Adviser”) and the Trust, on behalf of The Guardian Fund (the “Fund”).  In considering the Agreement, the Adviser had provided the Board with written materials regarding: (a) investment management personnel; (b) operations and financial condition; (c) brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s overall fees and operating expenses compared with similar mutual funds; (f) the level of profitability from its fund-related operations; (g) compliance systems; (h) policies and procedures for personal securities transactions; and (i) the Fund’s performance compared with key indices.

In its consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of the Adviser’s research capabilities, the experience of its Fund management personnel and the significant resources available to the Lacerte.  The Board reviewed financial information provided by the Lacerte, the adviser to Guardian, and discussed the adviser’s limited financial resources with him.  Lacerte gave the Board assurances that additional financial resources are available to ensure the continued ongoing operations stability of the Adviser.  In an update to the previously provided materials, Lacerte provided the Board with information regarding recent regulatory action related to the Adviser; after a review of the information, the Board asked the Mr. Bowley to continue to monitor the regulatory action. The Board reviewed the financial information provided by the Adviser in advance of the meeting.  After further discussion, the Trustees concluded that the Adviser has provided a level of service consistent with the Board’s expectations.

Performance.  The Trustees reviewed one year, five year and since inception performance information for the Fund and noted that the Fund had positive performance for the year, but had underperformed the benchmark and its peer group over that time.  The Board further noted the Fund’s positive performance, outperforming both the benchmark and its peer group over 5 years and since inception.  Based on their review of the performance information provided, the Board concluded that the Fund’s performance was acceptable.

 Fees and Expenses.  The Board discussed the Fund’s fees and overall expenses as compared it its peer group.  With respect to Guardian, the Trustees noted that the management fee is 0.34%, and that the current fee is 175 bps with a 100 bps fulcrum fee.  The 0.34%, Mr. Wolf noted, is net/net.  The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, was acceptable in light of the quality of the services the Fund has received and is expected to continue to receive from its adviser, and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale.  The Board considered whether, given the current size of the Fund, economies of scale had been reached.  The Trustees noted that Adviser would reconsider a discussion of breakpoints once the Fund has reached an asset level that is profitable. The Trustees concluded that, based on the current size of the Fund, economies of scale had not been reached at this time.  After discussion, the Board’s consensus was that, as the Fund continues to grow, the issue of economies of scale should be revisited.

 Profitability.  The Board considered the profits realized by the Adviser in connection with the operation of the Fund, based on the materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the adviser. They noted that the Adviser estimates that the Fund needs to have approximately $30 million assets under management to be profitable, and that the Adviser is of the opinion that such level can be managed by current infrastructure and capacity.  The Board also took into consideration that the adviser does not currently benefit from other activities related to the Fund.

The Guardian Fund

Additional Information (Continued)

September 30, 2012 (Unaudited)

The Trustees concluded that based on the Fund’s expected asset levels, they were satisfied that the adviser’s level of profitability from its relationship with the Fund was not excessive.

 Conclusion.  Having requested and received such information from the advisers as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structures are reasonable and that renewal of the applicable Advisory Agreements is in the best interests of the Trust’s and each Fund's shareholders.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

The Guardian Fund

SUPPLEMENTAL INFORMATION (Continued)

September 30, 2012 (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	100

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	100	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

The Guardian Fund

SUPPLEMENTAL INFORMATION (Continued)

September 30, 2012 (Unaudited)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

The Guardian Fund

SUPPLEMENTAL INFORMATION (Continued)

September 30, 2012 (Unaudited)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-738-9888.

9/30/12-Vs 1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

Investment Adviser

Lacerte Capital Advisers, LLC

2811 McKinney Ave., Suite 206

Dallas, TX 75204

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-738-9888 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-738-9888.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $14,000

2011 - $14,000

2010 - $14,000

(b)

Audit-Related Fees

2012 – None

2011 – None

2010 – None

(c)

Tax Fees

2012 – $2,000

2011 – $2,000

2010 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 – None

2011 – None

2010 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2011

2010

Audit-Related Fees:

0.00%

0.00%

0.00%

Tax Fees:

0.00%

0.00%

0.00%

All Other Fees:

0.00%

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - None

2011 - None

2010 - None

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/5/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/5/12

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

12/5/12